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                                                                  EXHIBIT 23.1



                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference in this Amendment No.2 to the Registration Statement on Form S-3 of our report dated February 1, 1994, included in GTE Corporation's Annual Report on Form 10-K for the year ended December 31, 1993, and to the reference to our Firm under the caption "Experts" in this Registration Statement.


                            ARTHUR ANDERSEN & CO.
                            ARTHUR ANDERSEN & CO.

Stamford, Connecticut

June 23, 1994